As filed with the Securities and Exchange Commission on July 27, 2001
                                                     Registration No. 333-______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                    Form S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                                -----------------

                             MIPS TECHNOLOGIES, INC.
               (Exact name of issuer as specified in its charter)

            Delaware                                     77-0322161
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                              1225 Charleston Road
                          Mountain View, CA 94043-1353
                    (Address of principal executive offices)

                                -----------------
        MIPS Technologies, Inc. 1998 Long-Term Incentive Plan, as amended MIPS Technologies, Inc. Employee Stock Purchase Plan, as amended
        MIPS Technologies, Inc. Directors' Stock Option Plan, as amended
                           (Full titles of the plans)
                                -----------------

                                John E. Bourgoin
                      Chief Executive Officer and President
                             MIPS TECHNOLOGIES, INC.
                              1225 Charleston Road
                          Mountain View, CA 94043-1353
                     (Name and address of agent for service)
                                -----------------
                                 (650) 567-5000
          (Telephone number, including area code, of agent for service)

=============================================================================================================
                                   CALCULATION OF REGISTRATION FEE
=============================================================================================================
                                                   Proposed Maximum     Proposed Maximum
Title of Securities to be        Amount to be       Offering Price         Aggregate           Amount of
      Registered                 Registered(1)       Per Share(2)        Offering Price     Registration Fee
Class A Common Stock,
$0.001 par value                   1,794,998         $13.92              $24,986,372.16       $6,246.60
=============================================================================================================

(1) Represents 1,557,580 shares of Class A Common Stock to be issued under the 1998 Long-Term Incentive Plan, as amended, 197,418 shares of Class A Common Stock to be issued under the Employee Stock Purchase Plan, as amended, and 40,000 shares of Class A Common Stock to be issued under the Directors' Stock Option Plan, as amended.
(2) The price shown is the average of the bid and asked price of the Class A Common Stock reported on the Nasdaq National Market on July 25, 2001, in accordance with Rule 457(c) of the Securities Act of 1933, as amended (the "Securities Act"), and is being used solely for the purpose of calculating the registration fee.

================================================================================

                              STATEMENT PURSUANT TO
                        GENERAL INSTRUCTION E TO FORM S-8

         The contents of the Registrant's Registration Statements on Form S-8 (Reg. Numbers 333-65693, 333-95339 and 333-44526), as filed with the Securities and Exchange Commission (the "Commission") on October 15, 1998, January 25, 2000 and August 25, 2000, respectively, are incorporated by reference herein.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


         Item 8.  Exhibits

                  See Exhibit Index.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, California, on July 26, 2001.


                             MIPS TECHNOLOGIES, INC.


                             By: /s/ John E. Bourgoin
                                 -----------------------------------------------
                                 John E. Bourgoin
                                 President, Chief Executive Officer and Director

                        SIGNATURES and POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. In addition, each person whose signature appears below constitutes and appoints John E. Bourgoin and Kevin C. Eichler, each alone to act as his true and lawful attorney-in-fact and agent, each with the full power of substitution, for him and in his name in any and all capacities, to sign any or all amendments, including pre-effective and post-effective amendments, and supplements to this Registration Statement on Form S-8 relating to the Registrant's 1998 Long-Term Incentive Plan, Employee Stock Purchase Plan and Directors' Stock Option Plan, and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        Signature                           Title                      Date
        ---------                           -----                      ----

/s/  John E. Bourgoin
-----------------------------  Chairman of the Board, President,
  John E. Bourgoin             Chief Executive Officer, and
                               Director (Principal Executive
                               Officer)                            July 26, 2001

/s/  Kevin C. Eichler
-----------------------------  Vice President of Finance and
  Kevin C. Eichler             Administration, Chief Financial
                               Officer and Secretary (Principal
                               Financial and Accounting Officer)   July 26, 2001

/s/  Kenneth L. Coleman
-----------------------------
 Kenneth L. Coleman            Director                            July 26, 2001


/s/  Fred M. Gibbons
-----------------------------
 Fred M. Gibbons               Director                            July 26, 2001


/s/  Anthony B. Holbrook
-----------------------------
 Anthony B. Holbrook           Director                            July 26, 2001

/s/  William M. Kelly
-----------------------------
 William M. Kelly              Director                            July 26, 2001

                                  EXHIBIT INDEX

Item 8.  Exhibits

         The following exhibits are filed as part of this Registration
Statement:

         4.1* MIPS Technologies, Inc. 1998 Long-Term Incentive Plan, as amended.

         4.2* MIPS Technologies, Inc. Employee Stock Purchase Plan, as amended.

         4.3** MIPS Technologies, Inc. Directors' Stock Option Plan, as amended.

         5.1 Opinion of Shearman & Sterling as to the validity of the shares being registered pursuant to this Registration Statement.

         23.1     Consent of Ernst & Young LLP, Independent Auditors.

         23.2     Consent of Shearman & Sterling (contained in Exhibit 5.1).

         24.1     Power of Attorney (included on signature page).

---------------------

* Incorporated by reference to the exhibits filed with the Registrant's definitive proxy statement filed with the Commission on September 22, 1999.

** Incorporated by reference to the exhibit filed with the Registrant's annual report on Form 10-K filed with the Commission on September 21, 1999.